UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5022

Skyline Funds
(Exact name of registrant as specified in charter)

311 South Wacker Drive, Suite 4500 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

William M. Dutton Skyline Funds 311 South Wacker Drive, Suite 4500 Chicago, IL 60606		Alan Goldberg Bell, Boyd & Lloyd LLC Three First National Plaza, #3100 Chicago, IL 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 913-0900

Date of fiscal year end:	12/31/05

Date of reporting period:	06/30/06

Item 1. Report to Shareholders.

[Copy of annual report will be filed here]

SEMI-ANNUAL REPORT — June 30, 2006

Skyline Special
Equities Portfolio

Commentary

June 30, 2006

Overview

Skyline Special Equities Portfolio (the "Fund") generated a return of -3.87% for the second quarter, compared to a -5.02% return for the Russell 2000 Index and a -2.70% return for the Russell 2000 Value Index. Stocks were weak throughout most of the period before rallying sharply in the final days of the quarter. The second quarter declines were not enough to offset the strong returns generated in the first quarter of 2006. For the first six months of 2006, the Fund generated a return of 8.34%, compared to a 8.21% return for the Russell 2000 Index and a 10.44% return for the Russell 2000 Value Index. Stock prices were volatile in the first six months of this year. At various times in the first half of 2006, investors were more focused on strong current fundamentals and at other times reacted negatively to rising interest rates and a more restrictive Federal Reserve.

Market Review

Stock prices were weak in the second quarter, as indicated by the -5.02%, -2.70% and -1.44% returns generated by the Russell 2000 Index, the Russell 2000 Value Index and the S&P 500 Index, respectively. The weak second quarter performance followed strong gains in the first quarter, resulting in year-to-date returns of 8.21%, 10.44%, and 2.71% for the Russell 2000 Index, the Russell 2000 Value Index, and the S&P 500 Index respectively. Stocks peaked in early May, following a strong first quarter earnings reporting season in which earnings per share for companies in the Russell 2000 Index rose an estimated 23% on average. Also contributing to stock gains early in 2006 were investors' expectations that the Fed was nearing the end of its cycle of raising interest rates. Beginning in June 2004, the Fed raised rates 16 consecutive times, taking its target for the federal funds rate from 1% to 5%. Earlier this year, consensus forecasts called for an imminent end to the rate hikes, a sentiment that appeared to be reinforced by comments from Fed officials. An end to the rate hikes would be favorably looked upon by investors as an indication that the Fed had succeeded in keeping inflation in check without choking off the economic expansion.

However, beginning in early May, Fed officials became more vocal in their concerns about inflationary pressures within the economy. These statements were interpreted by investors to mean that the end to the rate hikes might not be near. Investors began to fear that, in order to prevent an acceleration in inflation, the Fed might have to continue to raise rates to a level that would push the economy into a recession. From its peak on May 5th, the Russell 2000 Index declined 13.96% before bottoming on June 13th. During that same time period, the S&P 500 Index fell 7.70%. The outperformance by large cap stocks relative to small cap stocks during the downdraft signaled that investors were becoming more risk averse, preferring more stable large companies to more volatile small ones.

Semi-Annual Report – June 30, 2006

Late in the quarter, stocks rebounded sharply, once again responding to Fed commentary. The Fed's statement announcing its decision to raise its target for the federal funds rate 1/4 point to 5 1/4% on June 29th included language suggesting it was less inclined towards further rate increases than had been indicated by previous pronouncements. In response, the Russell 2000 Index rose 3.8% on the day of the release, the largest one day jump since October 2002.

From a sector standpoint, using the Russell 2000 Value Index as the benchmark, technology stocks detracted most from the index's performance during the second quarter. Technology stocks typically have more volatile earnings results and stock prices, and in periods of increasing investor caution like the second quarter, they tend to underperform the average stock. Energy stocks were the best performers during the second quarter, due to the belief that their earnings results would benefit from the continued high level of oil prices.

For the first six months of the year, industrial and commodity oriented stocks performed best, reflecting strength in capital spending and positive supply and demand fundamentals for most commodities, including copper (up 64.86% year to date), oil (up 17.09%) and gold (up 19.15%). Among the poorest performers for the first six months of the year were consumer oriented stocks, due to concerns about consumers' ability to continue to spend at high levels in the face of rising interest rates and leveling home price gains.

Portfolio Review

During the second quarter, the Fund outperformed the benchmarks during the severe sell-off between May 5th and June 13th, but lagged as stocks rebounded sharply late in the quarter. This relative performance is consistent with the Fund's higher quality orientation vs. the benchmarks.

The autos and transportation sector contributed most to the Fund's performance during the second quarter on both an absolute basis and relative to the Russell 2000 Value Index. The Fund had relatively heavy weights in the strong performing trucking and transportation leasing industries, while avoiding exposure to the poorer performing industries within the sector. Swift Transportation Co., Inc., a trucking company, and Ryder System, Inc., a transportation leasing company, were the largest contributors to the Fund's performance during the quarter. Both companies reported stronger than expected earnings growth during the quarter.

The consumer discretionary sector detracted most from the Fund during the second quarter. Although the Fund had a relatively low weighting in stocks directly related to consumer spending, earnings disappointments at a few of the Fund's business services stocks (which are included in the consumer discretionary sector) negatively impacted results during the quarter.

For the first six months of the year, an overweighting in the strong performing producer durables sector was offset by lower relative weightings in the strong performing materials and processing and energy sectors. Stock selection for the first six months of the year was not as strong as it has been in the past, particularly in the

Semi-Annual Report – June 30, 2006

consumer discretionary and financial services sectors, where earnings disappointments at several of the Fund's holdings negatively impacted performance.

The producer durables sector contributed most to the Fund's performance for the first six months of the year, reflecting the current strong capital spending environment. Five of the top ten performing stocks for the first six months of the year were from the producer durables sector. Included in these were CommScope, Inc. and Belden CDT Inc., two companies that provide copper cable for various industrial, technology, and telecommunications applications. The consumer discretionary sector detracted most from the Fund's performance for the first half of 2006 due to the reasons previously mentioned.

Outlook

The current economic expansion has reached 57 months, while the average economic expansion since World War II has lasted 55 months. Consumer spending, the driving force behind the current expansion, may not be able to sustain a recovery that is already longer than average. Higher mortgage rates and leveling housing prices will likely reduce home equity refinancing, a major source of cash flow for consumers over the last several years. A slowing economy will likely create a headwind for corporate earnings, whose recent strength has been a major factor behind the stock price gains recorded over the last several years. In our opinion, P/E multiple expansion, the other main driver of stock prices, is unlikely to be a significant contributor to gains given current valuations. Possible offsets to slowing earnings growth and full valuations include increased mergers and acquisition activity and a rebound in capital expenditures, both driven by strong corporate balance sheets, a favorable credit environment and a need for companies to find new sources of earnings growth.

We believe the Fund is well positioned in the current environment. While we don't invest in companies with the expectation that they will become takeover targets, many of the qualities that we look for in companies are the same things that are desirable to private equity buyers or strategic acquirers. These include attractive valuations, good earnings growth prospects, strong managements, and solid cash flow generating capabilities. In addition, the Fund is currently positioned to benefit from increased capital expenditures and is less exposed to discretionary consumer spending than it has ever been. If we are correct in our views that mergers and acquisition activity and capital spending will remain elevated, the prospects remain for further gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.skylinefunds.com.

Semi-Annual Report – June 30, 2006

The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in the United States. All figures take into account reinvested dividends. You cannot invest directly in an index.

There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks, including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

The discussion of the Fund's investments and investment strategy represent the views of Skyline Asset Management, L.P., the Fund's investment adviser, at the time of this report. The Fund's investments are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

Distributor: Managers Distributors, Inc., member NASD.

Sources: Skyline Asset Management, L.P., Frank Russell Company, and FactSet.

Semi-Annual Report – June 30, 2006

Performance (%)

	2Q 2006*	YTD 2006*	1 yr	3 yrs	5 yrs	10 yrs	Since Inception**
Special Equities	-3.87	8.34	17.26	19.91	13.12	12.29	14.27
Russell 2000 Value	-2.70	10.44	14.61	21.01	13.09	13.26	12.45
Russell 2000	-5.02	8.21	14.58	18.70	8.50	9.05	9.80
S&P 500	-1.44	2.71	8.63	11.22	2.49	8.32	10.59

Historical Performance		Special Equities	Russell 2000 Value	Russell 2000	S&P 500
2005		10.9	4.7	4.6	4.9
2004		16.6	22.3	18.3	10.9
2003		40.7	46.0	47.3	28.7
2002		-7.3	-11.4	-20.5	-22.1
2001		13.9	14.0	2.5	-11.9
2000		24.2	22.8	-3.0	-9.1
1999		-13.3	-1.5	21.3	21.0
1998		-7.2	-6.5	-2.6	28.6
1997		35.4	31.8	22.4	33.4
1996		30.4	21.4	16.5	23.0
1995		13.8	25.8	28.5	37.6
1994		-1.2	-1.5	-1.8	1.3
1993		22.8	23.8	18.9	10.1
1992		42.4	29.1	18.4	7.6
1991		47.4	41.7	46.0	30.5
1990		-9.3	-21.8	-19.5	-3.1
1989		24.0	12.4	16.3	31.7
1988		29.7	29.5	25.0	16.6
1987	**	-16.9	-21.5	-24.4	-12.0

*  Not annualized.

**  Performance for the Fund, the Russell 2000 Index, and the S&P 500 Index reflects the Fund's inception date of April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

Semi-Annual Report – June 30, 2006

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.skylinefunds.com.

The performance for the one, three, five and ten years ended June 30, 2006, and for the period April 23, 1987 (inception) through June 30, 2006, is an average annual return calculation.

Semi-Annual Report – June 30, 2006

Portfolio Characteristics

	Special Equities	Russell 2000 Value	Russell 2000	S&P 500
P/E (excluding negative earnings)	16.1	15.9	18.7	15.9
Price/book	1.90	1.68	2.25	2.70
Price/sales	0.90	0.83	1.04	1.43
EPS growth—3 yrs. (historical)	14.9%	10.4%	15.0%	16.8%
EPS growth—1 yr. (forecasted)	16.9%	8.2%	13.5%	11.7%
Market cap $ weighted median	$1,485	$1,008	$1,050	$49,874
Assets	$572 million
Number of Holdings	68
Ticker Symbol:	SKSEX
Cusip:	830833208
Net Asset Value (per share):	$27.55
Initial investment:	$1,000
Subsequent investment:	$100

Top Ten Holdings

% of net assets
Cytec Industries Inc.
Specialty chemicals	2.8%
Crane Co.
Industrial conglomerate	2.5%
Conseco, Inc.
Life and health insurer	2.4%
iStar Financial Inc.
Commercial real estate lender	2.3%
Albemarle Corporation
Specialty chemicals	2.3%
Centene Corporation
Medicaid managed care	2.3%
Reinsurance Group of America, Incorporated
Life reinsurer	2.2%
NCI Building Systems, Inc.
Metal buildings	2.2%
Benchmark Electronics, Inc.
Contract manufacturer	2.1%
Swift Transportation Co., Inc.
Truckload carrier	2.0%
Top Ten Holdings	23.1%

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

Semi-Annual Report – June 30, 2006

Sector Performance (%) (as of June 30, 2006)

2Q06**

	Special Equities	Russell 2000 Value	Russell 2000
Autos and Transportation	15.7	2.3	3.3
Other Energy	9.1	3.2	3.4
Producer Durables	-0.1	-1.2	-4.9
Financial Services	-1.9	-0.8	-1.5
Technology	-4.4	-11.1	-12.1
Materials and Processing	-6.4	-2.2	-4.9
Utilities	-9.3	-0.9	-0.9
Health Care	-14.3	-4.7	-9.3
Consumer Discretionary	-15.3	-5.2	-6.5
Consumer Staples	NA*	-0.7	2.9
Integrated Oils	NA*	-4.3	-0.5
Other	NA*	-13.3	-15.7

YTD 2006**

	Special Equities	Russell 2000 Value	Russell 2000
Autos and Transportation	33.3	3.4	12.7
Producer Durables	26.2	21.0	16.9
Materials and Processing	19.1	20.8	17.7
Other Energy	10.1	12.6	16.4
Technology	6.3	8.4	4.4
Financial Services	4.2	8.6	8.5
Health Care	-1.4	5.9	0.2
Consumer Discretionary	-5.3	5.2	3.0
Utilities	-6.0	10.9	10.2
Consumer Staples	NA*	3.6	14.5
Integrated Oils	NA*	28.1	11.1
Other	NA*	6.5	2.4

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.skylinefunds.com.

* Not applicable

** Not annualized

Sector Weightings (as of June 30, 2006)

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities. Sector weightings are shown as a percentage of total net assets.

Semi-Annual Report – June 30, 2006

Stock Highlights

Albermarle Corporation (ALB)

ALB is a specialty chemical company. The company's catalysts segment, a producer of chemicals that are used to convert crude oil into products such as gasoline, is expected to drive earnings growth over the next several years. Tighter clean fuel standards, the use of heavier and dirtier crude oil, and high capacity utilization at oil refineries are driving catalyst demand to new levels. The strong demand has allowed ALB to increase prices and we expect higher prices to continue throughout 2007. ALB's Fine Chemicals segment has implemented an efficiency program which is expected to lead to higher margins and earnings. On a consolidated basis, higher prices, greater demand for products, and cost efficiencies are expected to drive earnings growth in excess of 40% in 2006 and 15% in 2007, with good visibility into long-term earnings due to additional clean fuel standards that take affect in 2009. ALB generates strong free cash flow and offers an attractive valuation.

The Scotts Miracle-Gro Company (SMG)

SMG is the world's leading supplier and marketer of consumer products for do-it-yourself lawn and garden care, with products for professional horticulture as well. Over the years, the company has built an impressive record of growth through product innovation and the ability to couple their industry-leading brands with an extensive advertising budget to produce ongoing market share gains. More recently, management has focused on improving the company's returns, and is in the process of eliminating unneeded overhead through a multi-year cost reduction program. This program, coupled with solid growth from the core business and rapidly improving profitability from their Scotts Lawn Service business, should produce strong earnings increases ahead. Despite the encouraging prospects, SMG's stock price trades at a significant discount to the market and most other branded consumer products companies.

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

Semi-Annual Report – June 30, 2006

Glossary of Investment Terms

Earnings Per Share (EPS) A company's net income divided by its outstanding shares.

Earnings Per Share growth — 3 yrs (historical) The compounded annual growth rate of a company's EPS over the last 3 years.

Earnings Per Share growth — 1 yr (forecasted) Analysts' consensus forecast for a company's growth in operating EPS over the immediate future 12 months.

Market Cap Dollar Weighted Median An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest below it.

Price/Book Ratio The share price of a stock divided by its net worth, or book value, per share.

Price/Earnings (P/E) Ratio An indicator of the relative valuation of the stocks in which a fund invests. For stocks the ratio is calculated by taking the stock's current price to its per-share earnings over the past 12 months. For a fund, the P/E ratio is the average of the P/E ratios of the fund's stocks, weighted by the proportion of the fund's assets invested in each stock.

Price/Sales Ratio The ratio of a stock's current price to its per-share revenue over the past 12 months.

Semi-Annual Report – June 30, 2006

Portfolio Holdings as of June 30, 2006

	Company Description	Number Shares	Market Value
COMMON STOCKS
Autos & Transportation — 9.7%
Autos — 2.6%
Aftermarket Technology Corp.[a]	Provider of remanufactured transmissions	408,000	$10,138,800
American Axle & Mfg. Holdings, Inc.	Auto parts manufacturer	256,500	4,388,715
			14,527,515
Other Transportation — 5.1%
Interpool, Inc.	Container leasing firm	343,900	7,641,458
Laidlaw International, Inc.	Provider of transportation services	427,900	10,783,080
Ryder System, Inc.	Truck leasing company	186,500	10,897,195
			29,321,733
Trucking — 2.0%
Swift Transportation Co., Inc.[a]	Truckload carrier	361,400	11,478,064
Total Autos & Transportation			55,327,312
Consumer Discretionary — 15.7%
Commercial Services — 6.4%
Adesa, Inc.	Wholesale vehicle auctioneer	478,000	10,630,720
Heidrick & Struggles Intl[a]	Executive search and leadership consulting services	303,100	10,256,904
Navigant Consulting, Inc.[a]	Provider of financial and legal consulting to business	214,100	4,849,365
Watson Wyatt & Company Holdings	Benefit consulting company	309,000	10,858,260
			36,595,249
Consumer Products/Services — 4.3%
Polaris Industries, Inc.	Snowmobiles, ATVs, motorcycles	134,100	5,806,530
The Scotts Miracle-Gro Company	Turf & horticultural products	209,870	8,881,698
The Toro Company	Turf maintenance products	215,700	10,073,190
			24,761,418
Printing/Publishing — 1.3%
ADVO, Inc.	Direct mail marketing company	296,401	7,294,429
Restaurants — 2.6%
Rare Hospitality[a]	Steakhouse operator	243,200	6,994,432
The Steak n Shake Company[a]	Casual dining	524,600	7,942,444
			14,936,876
Retail — 1.1%
Big 5 Sporting Goods Corporation	Regional sporting goods retailer	332,300	6,479,850
Total Consumer Discretionary			90,067,822

Semi-Annual Report – June 30, 2006

Portfolio Holdings as of June 30, 2006 (continued)

	Company Description	Number Shares	Market Value
Financial Services — 26.7%
Banks/Thrifts — 5.5%
Placer Sierra Bancshares	Regional bank	262,300	$6,082,737
Prosperity Bancshares, Inc.	Regional bank	279,800	9,202,622
Provident Bankshares Corporation	Commercial bank	186,500	6,786,735
Sterling Financial Corporation	Commercial bank	311,595	9,506,763
			31,578,857
Insurance — 14.2%
Aspen Insurance Holdings Limited	Property & casualty reinsurance	355,600	8,281,924
Clark, Inc.	Insurance brokerage and consulting	361,400	4,770,480
Conseco, Inc.[a]	Life & health insurer	600,400	13,869,240
Delphi Financial Group, Inc.	Accident & health insurance	314,802	11,446,201
RAM Holdings, Inc.[a]	Financial guaranty reinsurance	478,000	6,008,460
Reinsurance Group of America	Life reinsurer	256,500	12,606,975
Scottish Re Group Limited	Life reinsurer	353,100	5,889,708
Seabright Insurance Holdings[a]	Insurance property casualty	366,681	5,907,231
Triad Guaranty Inc.[a]	Mortgage insurance	88,230	4,312,682
U.S.I. Holdings Corporation[a]	Insurance brokerage	585,153	7,846,902
			80,939,803
Other Financial Services — 4.7%
CompuCredit Corporation[a]	Sub-prime credit cards	233,200	8,964,208
MCG Capital Corporation	Business development company	625,400	9,943,860
S1 Corporation[a]	Financial information software	167,150	802,320
United Panam Financial Corp[a]	Sub-prime auto lender	236,600	7,192,640
			26,903,028
Real Estate Investment Trusts — 2.3%
iStar Financial Inc.	Commercial real estate lender	355,600	13,423,900
Total Financial Services			152,845,588
Health Care — 3.5%
Health Care Services — 3.5%
Centene Corporation [a]	Medicaid managed care	559,600	13,167,388
Triad Hospitals, Inc.[a]	Hospital Operator	180,700	7,152,106
Total Health Care			20,319,494
Materials & Processing — 8.7%
Building/Construction Products — 3.5%
NCI Building Systems, Inc. [a]	Metal buildings	233,200	12,399,244
Walter Industries, Inc	Natural resources & water products	134,100	7,730,865
			20,130,109

Semi-Annual Report – June 30, 2006

	Company Description	Number Shares	Market Value
Specialty Chemicals — 5.2%
Albemarle Corporation	Specialty chemicals	279,800	$13,396,824
Cytec Industries Inc.	Specialty chemicals	303,100	16,264,346
			29,661,170
Total Materials & Processing			49,791,279
Other Energy — 1.9%
Equipment & Services — 1.2%
Key Energy Services, Inc.[a]	Workover services provider	456,900	6,967,725
Exploration & Production — 0.7%
Newfield Exploration Company[a]	Oil & gas producer	75,700	3,704,758
Total Other Energy			10,672,483
Producer Durables — 12.3%
Aerospace — 0.8%
Curtiss-Wright Corporation	Aerospace & defense components mfg.	149,200	4,607,296
Diversified Manufacturing — 4.3%
Carlisle Companies Incorporated	Industrial conglomerate	128,200	10,166,260
Crane Co.	Industrial conglomerate	339,200	14,110,720
			24,276,980
Electrical Equipment — 5.1%
Acuity Brands, Inc.	Manufacturer of lighting fixtures	199,902	7,778,187
Belden CDT Inc.	Networking cable manufacturer	314,800	10,404,140
Commscope, Inc. [a]	Networking cable manufacturer	355,610	11,173,266
			29,355,593
Machinery — 2.1%
Blount International, Inc.[a]	Manufacturer of timber related equipment	349,800	4,204,596
United Rentals, Inc.[a]	Equipment rental	244,800	7,828,704
			12,033,300
Total Producer Durables			70,273,169
Technology — 17.7%
Distribution — 1.3%
Synnex Corporation[a]	Distributor of PCs and peripherals	402,200	7,625,712
Electronic Components — 4.1%
AMIS Holding, Inc.[a]	Manufacturer of analog semiconductors	409,800	4,098,000
Fairchild Semiconductor Int'l., Inc.[a]	Semiconductors	419,700	7,625,949
Hutchinson Technology[a]	Manufacturer of disk drive components	192,400	4,161,612

Semi-Annual Report – June 30, 2006

Portfolio Holdings as of June 30, 2006 (continued)

	Company Description	Number Shares	Market Value
Smart Modular Technologies[a]	Manufacturer of memory
	modules	858,562	$7,538,174
			23,423,735
Other Technology — 5.3%
Benchmark Electronics, Inc.[a]	Contract manufacturer	489,700	11,811,564
Electronics for Imaging, Inc.[a]	Products that support color printing	354,500	7,401,960
NETGEAR, Inc.[a]	Manufacturer of networking equipment	303,100	6,562,115
Park Electrochemical Corporation	Advanced electronic materials	185,200	4,768,900
			30,544,539
Services — 2.1%
Kanbay International, Inc.[a]	Provider of offshore IT services	408,660	5,941,916
Perot Systems Corp[a]	IT consulting	413,270	5,984,150
			11,926,066
Software — 2.8%
Mentor Graphics Corporation[a]	Provider of EDA software	761,007	9,877,871
Parametric Technology Corp[a]	Design & collaboration software	468,720	5,957,431
			15,835,302
Telecommunications — 2.1%
Andrew Corp[a]	Manufacturer of equipment for cell sites	791,400	7,011,804
Arris Group[a]	Manufacturer of equipment for broadband networks	367,200	4,817,664
			11,829,468
Total Technology			101,184,822
Utilities — 1.2%
Telecommunication Services — 1.2%
Cincinnati Bell[a]	Local wireline and wireless services	1,717,346	7,041,119
Total Utilities			7,041,119
TOTAL COMMON STOCKS — 97.4% (Cost $475,377,545)			557,523,088

Semi-Annual Report – June 30, 2006

Market Value
MONEY MARKET INSTRUMENTS US Bank Demand Note, 5.10%[b]	$2,929,638
US Bank Commercial Paper, 5.07%, due 7/03/06	15,100,000
TOTAL MONEY MARKET INSTRUMENTS — 3.1% (Cost $18,029,638)	18,029,638
TOTAL INVESTMENTS — 100.5% (Cost $493,407,183)	575,552,726
OTHER ASSETS LESS LIABILITIES — (0.5)%	(3,074,551)
NET ASSETS — 100%	$572,478,175

(a)  Non-income producing security.

(b)  Variable rate demand note. Interest rate is reset every seven days. Rate disclosed represents rate in effect on June 30, 2006.

See accompanying notes to financial statements.

Semi-Annual Report – June 30, 2006

Statement of Assets and Liabilities As of June 30, 2006 (unaudited)

ASSETS
Investments, at value (Cost: $493,407,183)		$575,552,726
Receivable for:
Securities sold	$1,750,808
Fund shares sold	505,690
Dividends and interest	461,140	2,717,638
Other assets		277,965
Total assets		578,548,329
LIABILITIES & NET ASSETS
Payable for:
Securities purchased	$4,919,506
Fund shares redeemed	179,110
Comprehensive management fee	675,470
Trustee compensation	18,103
Trustees deferred compensation	277,965	6,070,154
Net assets applicable to shares outstanding		$572,478,175
Shares outstanding—no par value (unlimited number of shares authorized)		20,780,227
PRICING OF SHARES
Net asset value, offering price and redemption price per share		$27.55
ANALYSIS OF NET ASSETS
Paid-in capital		$428,670,725
Undistributed net investment loss		(923,275)
Accumulated net realized gain on sales of investments		62,585,182
Unrealized appreciation of investments		82,145,543
Net assets applicable to shares outstanding		$572,478,175

See accompanying notes to financial statements.

Semi-Annual Report – June 30, 2006

Statement of Operations For the Period Ended June 30, 2006 (unaudited)

Investment income
Dividends	$2,324,937
Interest	602,221
Total investment income	2,927,158
Expenses:
Comprehensive management fee	4,122,775
Fees to unaffilliated trustees	52,241
Total expenses	4,175,016
Net investment loss	(1,247,858)
Net realized and unrealized gain/loss on investments:
Net realized gain on sales of investments	48,785,460
Change in unrealized appreciation/depreciation	(4,645,636)
Net realized and unrealized gain on investments	44,139,824
Net increase in net assets resulting from operations	$42,891,966

See accompanying notes to financial statements.

Semi-Annual Report – June 30, 2006

Statement of Changes in Net Assets

	Period Ended 6/30/06 (unaudited)	Year ended 12/31/2005
From operations:
Net investment loss	$(1,247,858)	$(2,058,445)
Net realized gain on sales of investments	48,785,460	112,906,191
Change in unrealized appreciation/depreciation	(4,645,636)	(57,301,136)
Net increase in net assets resulting from operations	42,891,966	53,546,610
Distributions to shareholders from net realized gains	—	(107,459,203)
From fund share transactions:
Proceeds from fund shares sold	64,128,796	56,241,236
Reinvestment of dividends	—	105,393,453
Payments for fund shares redeemed	(53,517,664)	(155,103,188)
Net increase in net assets resulting from share transactions	10,611,132	6,531,501
Total increase/decrease in net assets	53,503,098	(47,381,092)
Net assets at beginning of year	518,975,077	566,356,169
Net assets at end of year (includes undistributed net investment loss of $923,275 and undistributed net investment income of $324,583, respectively)	$572,478,175	$518,975,077

See accompanying notes to financial statements.

Semi-Annual Report – June 30, 2006

Financial Highlights

	Period Ended 6/30/06 (unaudited)	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01
Net asset value at beginning of year	$25.43	$28.64	$27.78	$20.86	$22.50	$19.75
Income from investment operations
Net Investment loss	(0.06)*	(0.11)*	(0.13)*	(0.06)*	(0.06)*	(0.04)*
Net realized and unrealized gain/(loss) on investments	2.18	3.32	4.68	8.54	(1.58)	2.79
Total from investment operations	2.12	3.21	4.55	8.48	(1.64)	2.75
Less distributions from net realized gains on investments	—	(6.42)	(3.69)	(1.56)	—	—
Net asset value at end of period	$27.55	$25.43	$28.64	$27.78	$20.86	$22.50
Total Return	8.34%[a]	10.89%	16.61%	40.71%	(7.29%)	13.92%
Ratios/Supplemental Data
Ratio of expenses to average net assets	1.47%[b]	1.47%	1.47%	1.48%	1.48%	1.49%
Ratio of net investment loss to average net assets	(0.44)[b]	(0.39%)	(0.47%)	(0.26%)	(0.26%)	(0.16%)
Portfolio turnover rate	37%[a]	51%	47%	52%	81%	93%
Net assets, end of period (in thousands)	$572,478	$518,975	$566,356	$524,575	$378,839	$374,945

*  Based on monthly average shares outstanding

a  Not Annualized

b  Ratios have been determined on an annualized basis

Semi-Annual Report – June 30, 2006

Notes to Financial Statements (unaudited)

Skyline Funds (the "Trust") is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio. The Fund commenced public offering of its shares on April 23, 1987. The Fund's investment adviser is Skyline Asset Management, L.P. (the "Adviser"). The Fund seeks maximum capital appreciation, primarily through investment in common stocks that the Adviser considers to be undervalued.

1
Significant accounting policies

■  Security valuation – Investments are stated at value. Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available or deemed unreliable, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees or a committee thereof.

■  Security transactions and investment income – Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

■  Fund share valuation – Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

■  Federal income taxes and dividends to shareholders – It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied

Semi-Annual Report – June 30, 2006

with and, therefore, no federal income taxes have been accrued in the accompanying financial statements.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax purposes. These reclassifications have no impact on the net asset value of the Fund, and will be updated at the Fund's fiscal year end.

On December 16, 2005, a distribution of $6.4224 per share was paid to shareholders of record on December 15, 2005.

The tax character of distributions paid during 2005 was as follows:

2005
Distributions paid from:
Ordinary income	$15,250,804
Long-term capital gain	92,208,399
$107,459,203

Cost of investments for federal income tax purposes was substantially the same as book cost of $493,407,183 on June 30, 2006, net unrealized appreciation was $82,145,543, consisting of gross unrealized appreciation of $99,413,391 and gross unrealized depreciation of $17,267,848.

■  Line of Credit – The Fund has a $3 million committed revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit not utilized. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. For the period ended June 30, 2006 there were no loans outstanding under the credit facility.

■  Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

■  Redemption Fee – The Fund will deduct a redemption fee (the "Redemption Fee") of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Fund shares are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be redeemed first and shares with the

Semi-Annual Report – June 30, 2006

Notes to Financial Statements (unaudited) (continued)

shortest holding period will be redeemed last. The Redemption Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Fund purchased by automatic reinvestment of dividends or capital gains distributions. The Redemption Fee will also not apply to redemptions under hardship circumstances (as determined by the Adviser and the Fund in their discretion, based on a case-by-case analysis). The Redemption Fee will apply only to the redemption of shares purchased through an authorized agent if the authorized agent has indicated that it will administer the Redemption Fee. For the period ended June 30, 2006, the Fund had $91,211 included in capital due to the collection of redemption fees.

■  Indemnifications – Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust may enter into contracts that provide for general indemnification. The Trust's maximum liability under those arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2
Transactions with affiliates

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund incurs a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee incurred for the period ended June 30, 2006 was $4,122,775.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the period ended June 30, 2006, the Fund incurred fees of $52,241 to its independent trustees.

The Fund provides a deferred compensation plan for its trustees who are not officers, limited partners or shareholders of limited partners of the Adviser. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, represent an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the trustees. These shares are held by the Adviser on behalf of Skyline Funds, the value of which is reflected in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the Fund's net asset value.

Semi-Annual Report – June 30, 2006

3
Fund share transactions

As of June 30, 2006, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

	Shares		Dollar Amount
	Period Ended 06/30/06	Year Ended 12/31/05	Period Ended 06/30/06	Year Ended 12/31/05
Shares sold	2,305,481	1,939,073	$64,128,796	$56,241,236
Shares issued for reinvestment of dividends	—	4,083,435	—	105,393,453
Total shares issued	2,305,481	6,022,508	64,128,796	161,634,689
Less shares redeemed	(1,936,464)	(5,384,405)	(53,517,664)	(155,103,188)
Net increase	369,017	638,103	$10,611,132	$6,531,501

4
Investment transactions

Investment transactions (exclusive of money market instruments) for the six months ended June 30, 2006, were as follows:

Cost of purchases	$200,494,451
Proceeds from sales	$204,165,522

Semi-Annual Report – June 30, 2006

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including a comprehensive management fee and trustee fees. You may incur a 2% redemption fee in the event shares are redeemed within 30 days. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/06 - 6/30/06).

Actual Expenses

The first line of the table that follows provides information about actual account values (which includes the actual return of the Fund) and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period. In addition to the expenses paid during the period that are noted in the table, you may be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. These additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line of the table that follows provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different

Semi-Annual Report – June 30, 2006

mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

Table: Expense Example

	Beginning Account Value 01/01/06	Ending Account Value 06/30/2006	Expenses Paid During Period 01/01/06 - 6/30/2006
Actual	$1,000.00	$1,083.40	$7.59
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.35

*  Expenses are equal to the Fund's annualized expense ratio of 1.47% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Approval of the Investment Advisory Agreement
by the Independent Trustees

At a meeting (the "Meeting") of the Board of Trustees (the "Board") held on May 16, 2006, the Board, including all the trustees who are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the "Independent Trustees"), met to consider the continuation of the investment advisory agreement (the "Agreement") between Skyline Asset Management, L.P. ("Adviser") and Skyline Funds (the "Fund").

Prior to the Meeting, the Board had received and reviewed a variety of written materials, including information from the Adviser in response to a written request from counsel to the Independent Trustees. The materials included: a) data comparing the Fund's investment performance, expenses, and fees to comparable, as well as a broad universe of, investment companies, as independently chosen by Lipper, Inc.; b) the background and experience of the Adviser's management and investment personnel; c) the financial condition and stability of the Adviser, including an analysis of the Adviser's profitability for managing the Fund; d) the terms of the Agreement and fee arrangement with the Fund; and e) administrative, compliance and other services provided by the Adviser. The Trustees also received and reviewed a memorandum from counsel to the Independent Trustees regarding their responsibilities in evaluating the Agreement. During the Meeting, the Independent Trustees engaged in in-person discussions with the Adviser's executive committee along with other employees of the Adviser. The Independent Trustees also met outside the presence of the Adviser and were advised by their legal counsel.

At the meeting, the Trustees determined that the Agreement was fair and reasonable in light of the nature and quality of the services provided by the Adviser, the fees

Semi-Annual Report – June 30, 2006

Approval of the Investment Advisory Agreement
by the Independent Trustees (continued)

charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. As a result, the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the Agreement, subject to earlier termination as provided in the Agreement.

In considering the continuation of the Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered determinative. However, the specific factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Agreement are discussed separately below.

Nature, quality and extent of services. The Trustees reviewed the nature, extent and quality of the services provided by the Adviser under the Agreement, taking into account the investment objective and strategy of the Fund and the knowledge the Trustees gained from their quarterly meetings with the Adviser, and the materials provided in connection with those meetings. In addition, the Trustees considered the Adviser's resources and key personnel, especially those who provide investment management services to the Fund. The Trustees particularly noted the highly experienced professional staff of the Adviser involved in providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by the Adviser.

The Trustees concluded that the nature and extent of the services provided by the Adviser were acceptable and consistent with the terms of the Agreement. They also concluded that the Adviser was qualified to continue to manage the Fund's assets in accordance with its investment objective, and that it maintains appropriate compliance procedures.

Performance of the Fund. The Trustees considered information on the short-term and long-term performance of the Fund, including information on comparable funds and as against the Lipper's Small Cap Value Funds universe. The Trustees concluded that, although past performance is not necessarily indicative of future results, they were pleased with the Fund's long-term performance record.

Costs of Services and Profits Realized by the Adviser. The Trustees examined information on fees and expenses of the Fund in comparison to information for other comparable funds. The Trustees considered the all-inclusive fee that the Fund pays to the Adviser under which the Adviser is responsible for payment of all of the Fund's expenses, excluding Independent Trustee fees. The Trustees also considered that the Adviser was undertaking a comprehensive study of the fee structure of the Fund. The Trustees concluded that the fees payable by the Fund were reasonable in relation to the nature and quality of the services provided by the Adviser taking into account the specific fees charged by other advisers for managing comparable mutual funds with

Semi-Annual Report – June 30, 2006

similar strategies. The Trustees also concluded that the Fund's overall expense ratio, taking into account quality of services provided by the Adviser and the investment performance of the Fund, was reasonable.

The Trustees reviewed information on the profitability of the Adviser under the Agreement, noting specifically that the Adviser had provided an extensive profitability analysis to the Trustees prior to the meeting. Based on the information available and taking into account the difficulty of making comparisons in this area due to the lack of publicly available information, the Trustees concluded that the profitability of the Adviser in relation to the services rendered under the Agreement was reasonable.

Economies of Scale. The Trustees received and discussed information concerning whether economies of scale are being realized by the Fund and whether fee levels reflect those economies of scale for the benefit of the Fund's shareholders. The Board considered the current and anticipated asset levels of the Fund and the potential for growth in the Fund's assets, and noted that as the Fund's assets increase shareholders will achieve economies of scale.

Other Benefits to the Adviser. The Trustees also considered benefits that accrue to the Adviser from its relationship with the Fund. The Board noted that certain services are provided by an affiliate of the Adviser, including administrative, distribution and compliance services. After full consideration of these and other factors, the Board concluded that neither the Adviser nor its affiliate received any additional direct benefits that would warrant additional consideration or preclude the Board from approving the continuation of the Agreement.

Proxy Policy & Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800.828.2759, and on the Securities and Exchange Commission's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2006, is also available without charge, upon request, by calling 800.828.2759, by visiting the Fund's website at www.skylinefunds.com and by visiting the SEC's website at www.sec.gov.

Semi-Annual Report – June 30, 2006

Form N-Q

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available without charge, upon request, by calling 800.828.2759 or by visiting the SEC's website at www.sec.gov. You may also review, for a fee, a copy of the form at the SEC's Public Reference Room in Washington, D.C. (800) SEC-0330.

Semi-Annual Report – June 30, 2006

For 24-hour account information call: 1.800.828.2SKY
(1.800.828.2759)

To speak with a Skyline Funds Representative during
normal business hours call: 1.800.828.2SKY and press 0 when prompted.

To learn more about our expertise in small cap value, please visit our website at www.skylinefunds.com